Exhibit 99.1

SOC Telemed to Merge with Healthcare Merger Corp.

NEW YORK, NY — July 29, 2020 — SOC Telemed (“SOC”), one of the largest national providers of acute care telemedicine, and Healthcare Merger Corp. (“HCMC”) (NASDAQ: HCCO), a special purpose acquisition company, announced today that they have entered into a definitive agreement for a business combination. The combined company will operate as SOC Telemed and will be listed on the Nasdaq. The transaction implies an initial enterprise value for SOC of approximately $720 million.

SOC is a leading provider of acute telemedicine solutions that are used primarily inside hospitals alongside onsite care teams to provide time-sensitive specialty care when patients are their most vulnerable. SOC provides a differentiated solution through the integration of three critical elements, (i) a proven software platform, (ii) a panel of consult coordination experts, and (iii) a network of clinical specialists, all three of which are combined into a seamless, acute telemedicine solution. SOC provides services to 847 facilities including 543 acute care hospitals in 47 states, including 19 of the 25 largest U.S. health systems. SOC is the largest provider of acute teleNeurology and telePsychiatry, and has delivered over one million acute care consultations.

SOC’s management team is led by Paul Ricci, Interim Chief Executive Officer, John Kalix, President, and Hai Tran, Chief Operating Officer and Chief Financial Officer. At the completion of the proposed business combination, Mr. Ricci, who is an advisor to Warburg Pincus, will step down as Interim Chief Executive Officer. Steve Shulman, the Chief Executive Officer and a director of HCMC, will become the Chairman of the SOC Telemed board of directors, and John Kalix will be appointed Chief Executive Officer. Hai Tran will continue as Chief Operating Officer and Chief Financial Officer. SOC’s existing majority equity holder, Warburg Pincus, a leading global growth equity firm, will remain SOC’s largest shareholder.

“This business combination strengthens SOC Telemed and will allow it to further penetrate the broad and fast-growing acute telemedicine market,” stated Mr. Ricci. “Telemedicine is at a pivotal moment as the country continues to navigate the COVID-19 crisis. As hospital leaders struggle with the problems of acute capacity management, physician scarcity and cost optimization, it has become clear that virtual care will continue to be a critical component of the healthcare industry’s ability to deliver better care to patients.”

“We are pleased to partner with SOC to drive its next phase of growth. SOC operates a scaled and differentiated acute care telemedicine platform," said Mr. Shulman. “This transaction will enable the company to capitalize on substantial opportunities to expand and grow and benefit from the accelerated adoption of telemedicine as a result of COVID-19.”

TJ Carella, Managing Director at Warburg Pincus, said, “We are excited to join forces with the HCMC team and to continue our partnership with SOC in delivering value to its many customers.” Amr Kronfol, Managing Director at Warburg Pincus, added, “We are very grateful to Paul for his leadership of SOC and believe that Steve and John are well positioned to drive the company forward in this next phase of its growth.”

HCMC is a Nasdaq-listed public investment company. HCMC’s strategy is to identify and complete business combinations with unique, differentiated companies, catalyzed by access to growth capital from the public equity markets. HCMC’s management team has extensive experience acquiring and managing businesses in the healthcare industry and leverages its relationship with MTS Health Partners, L.P., a leading investment banking firm focused exclusively on the healthcare industry.

“SOC fits perfectly with HCMC's differentiated expertise in the healthcare industry and we look forward to working together to drive growth in the public markets with increased capital and the benefit of HCMC's relationships and experience,” said Charlie Ditkoff, President of HCMC.

Key Transaction Terms

Institutional Investors, including funds and accounts managed by BlackRock Inc., Baron Capital Group, and ClearBridge Investments, among others, have committed to a private investment of $165 million in common stock of the combined company that will close concurrently with the business combination. In addition, HCMC currently holds approximately $250 million in its trust account.

SOC’s current management and equity holders, including Warburg Pincus, will roll a portion of their equity into SOC, and the proceeds generated by the transaction will be used to pay down existing debt, purchase a portion of the equity owned by existing SOC shareholders, and capitalize the SOC Telemed balance sheet.

Assuming no redemptions of HCMC public shares, current SOC equity holders will own 40%, HCMC shareholders will own 32%, PIPE investors will own 21%, and HCMC’s sponsor will own 7% of the issued and outstanding shares of common stock of SOC immediately following the closing, respectively.

The proposed business combination is expected to be completed in the fourth quarter of 2020, subject to (i) approval by HCMC’s stockholders, (ii) the expiration of the Hart Scott Rodino Antitrust Improvements Act of 1976 waiting period and (iii) other customary closing conditions.

A more detailed description of the transaction terms and a copy of the agreement and plan of merger (the “Merger Agreement”) will be included in a current report on Form 8-K to be filed by HCMC with the United States Securities and Exchange Commission (“SEC”). HCMC will file a registration statement (which will contain a joint proxy statement/consent solicitation statement/prospectus) with the SEC in connection with the transaction.

Advisors

Credit Suisse served as financial advisor to SOC and acted as placement agent on the private offering. Orrick Herrington & Sutcliffe LLP served as legal counsel to SOC. MTS Health Partners, L.P. served as financial advisor and Weil, Gotshal & Manges LLP and Ellenoff Grossman & Schole LLP served as legal counsel to HCMC. Cantor Fitzgerald & Co. served as capital markets advisor to HCMC.

Management Presentation

A presentation made by the management of SOC and HCMC regarding the transaction will be available on SOC’s website (www.soctelemed.com/press-room). In connection with this event, HCMC will file an investor presentation with the SEC which can be viewed at www.sec.gov.

About SOC

Specialists On Call, Inc. (d/b/a SOC Telemed) (SOC) is the largest national provider of telemedicine technology and solutions to hospitals, health systems, post-acute providers, physician networks, and value-based care organizations. Built on proven and scalable infrastructure as an enterprise-wide solution, SOC’s technology platform, Telemed IQ, rapidly deploys and seamlessly optimizes telemedicine programs across the continuum of care. SOC provides a supportive and dedicated partner presence, virtually delivering patient care through teleNeurology, telePsychiatry and teleICU as well as enabling healthcare organizations to build sustainable telemedicine programs in any clinical specialty. SOC enables organizations to enrich their care models and touch more lives by supplying healthcare teams with industry-leading solutions that drive improved clinical care, patient outcomes, and organizational health. SOC was the first provider of acute clinical telemedicine services to earn The Joint Commission’s Gold Seal of Approval and has maintained that accreditation every year since inception. SOC is backed by Warburg Pincus. For more information, visit www.soctelemed.com.

About HCMC

Healthcare Merger Corp. (HCMC) is a public investment vehicle formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. HCMC’s securities are traded on the NASDAQ under ticker symbols HCCO, HCCOU, and HCCOW. HCMC raised $250 million of cash proceeds in an initial public offering in December 2019. HCMC is led by Chief Executive Officer Steve Shulman, President Charlie Ditkoff and Chief Financial Officer Dennis M. Conroy and is principally sponsored by Shulman Ventures LLC and MTS Health Partners, LP.

About Warburg Pincus

Warburg Pincus LLC is a leading global private equity firm focused on growth investing. The firm has more than $53 billion in private equity assets under management. The firm’s active portfolio of more than 185 companies is highly diversified by stage, sector, and geography. Warburg Pincus is an experienced partner to management teams seeking to build durable companies with sustainable value. Founded in 1966, Warburg Pincus has raised 19 private equity funds, which have invested more than $84 billion in over 900 companies in more than 40 countries. The firm is headquartered in New York with offices in Amsterdam, Beijing, Berlin, Hong Kong, Houston, London, Luxembourg, Mumbai, Mauritius, San Francisco, São Paulo, Shanghai, and Singapore. For more information please visit www.warburgpincus.com.

Forward-Looking Statements

This press release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about the expected timing of the completion of this transaction and information concerning HCMC’s or SOC’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on HCMC’s or SOC’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside HCMC’s or SOC’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby, (b) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of HCMC or other conditions to closing in the Merger Agreement, (c) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Merger Agreement, (d) the inability to complete the private placement, (e) the risk that the proposed transactions disrupt current plans and operations of SOC or its subsidiaries as a result of the announcement and consummation of the transactions described herein, (f) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with healthcare organizations and network of qualified physicians and other provider specialists and retain its management and key employees, (g) costs related to the proposed transactions, (h) changes in applicable laws or regulations, (i) the possibility that SOC may be adversely affected by other economic, business, and/or competitive factors and (j) other risks and uncertainties indicated in the preliminary or definitive joint proxy statement/consent solicitation statement/prospectus that forms a part of the registration statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by HCMC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this press release speak only as of the date of this press release. Except as required by law, neither HCMC nor SOC undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in HCMC’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information About the Transactions

HCMC intends to file a registration statement with the SEC, which will contain a joint proxy statement/consent solicitation statement/prospectus, in connection with the proposed transactions contemplated by the Merger Agreement and will mail the definitive joint proxy statement/consent solicitation statement/prospectus and other relevant documents to its stockholders. The registration statement will contain important information about the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at a meeting of stockholders to be held to approve the proposed transactions contemplated by the Merger Agreement and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. HCMC stockholders and other interested persons are advised to read, when available, the preliminary joint proxy statement/consent solicitation statement/prospectus that forms a part of the registration statement, the amendments thereto, and the effective registration statement and definitive joint proxy statement/consent solicitation statement/prospectus in connection with HCMC’s solicitation of proxies for the Special Meeting because those documents will contain important information about the proposed transactions. When available, the definitive joint proxy statement/consent solicitation statement/prospectus will be mailed to HCMC stockholders as of a record date to be established for voting on the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at the Special Meeting. HCMC stockholders will also be able to obtain copies of the registration statement, the joint proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Healthcare Merger Corp., 623 Fifth Avenue, New York, NY 10022, attention: Dennis Conroy (email: Conroy@mtspartners.com).

Participants in the Solicitation

HCMC, SOC and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of HCMC stockholders in connection with the proposed transactions. HCMC stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of HCMC in HCMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 25, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to HCMC stockholders in connection with the proposed transactions contemplated by the Merger Agreement and other matters to be voted upon at the Special Meeting will be set forth in the registration statement for the proposed transactions when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions will be included in the registration statement that HCMC intends to file with the SEC.

Contacts:

Investor Relations

Bob East or Jordan Kohnstam

Westwicke, an ICR company

SOCIR@westwicke.com

(443) 213-0500

Media Relations

Sean Leous

Westwicke, an ICR company

SOCPR@westwicke.com

(646) 866-4012

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